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                                                                EXHIBIT 23.17

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-xxxxx) pertaining to the OneMain.com, Inc. 1999 Plan of our report dated January 29, 1999 with respect to the financial statements of FGInet, Inc. included in the Registration Statement on Form S-4 (333-77063) and related prospectus of OneMain.com, Inc., filed with the Securities and Exchange Commission.


                                                        /s/ Ernst & Young LLP


St. Louis, Missouri
June 14, 1999